Exhibit 10.05
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               AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT

     AGREEMENT dated as of August 26, 2002 among each of the LOAN PARTIES from time to time party hereto and CITICORP USA, INC., as Collateral Agent (with its successors in such capacity, the "Collateral Agent").

     WHEREAS, the Loan Parties party thereto and Citicorp USA, Inc., as Collateral Agent, are parties to a Security and Pledge Agreement dated as of June 25, 2002 (the "Existing Security and Pledge Agreement");

     WHEREAS, the parties thereto desire to amend and restate the Existing Security and Pledge Agreement as provided in this Agreement, said Existing Security and Pledge Agreement will be so amended and restated; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Loan Parties, certain financial institutions (with their respective successors, the "DIP Lenders"), JPMorgan Chase Bank, as Administrative Agent (with its successors in such capacity, the "Administrative Agent"), Citicorp USA, Inc., as Syndication Agent (with its successors in such capacity, the "Syndication Agent"), J.P. Morgan Securities Inc. and Salomon Smith Barney Inc., as Joint Bookrunners and Co-Lead Arrangers (with their respective successors in such capacity, the ("Co-Lead Arrangers"), the Collateral Agent, Wachovia Bank, N.A., as Co-Syndication Agent, and The Bank of Nova Scotia, Fleet National Bank, Bank of America, N.A. and General Electric Capital Corporation, as Co-Documentation Agents, are entering into an Amended and Restated Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Amended and Restated DIP Credit Agreement"); and

     WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Amended and Restated DIP Credit Agreement that each Loan Party shall have granted, subject to the Carve-Out, a security interest, pledge and lien on its Collateral specified herein, such liens to have the status and priority specified in Section 2.24(a) of the Amended and Restated DIP Credit Agreement; and

     WHEREAS, the grant of such security interest, pledge and lien has been authorized pursuant to sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code by the Interim Order, and, after the entry thereof, will have been so authorized by the Final Order (collectively, the "Orders"); and

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     WHEREAS, to supplement the Orders, without in any way diminishing or limiting the effect of the Orders or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

     WHEREAS, the Orders authorize each Loan Party to execute, deliver and perform this Agreement;

     NOW, THEREFORE, in consideration of the premises contained herein and in order to continue inducing (i) the DIP Lenders to make Loans and participate in Letters of Credit, (ii) the Fronting Banks to issue Letters of Credit and (iii) each of the Agents to act in their respective capacities, the parties hereto agree as follows:

     SECTION 1. Definitions

     (a) Terms Defined in UCC. As used herein, each of the following terms has the meaning specified in the UCC:

Term                                                       UCC
----                                                       ---
Account                                                    9-102
Authenticate                                               9-102
Certificated Security                                      8-102
Chattel Paper                                              9-102
Commercial Tort Claim                                      9-102
Commodity Account                                          9-102
Commodity Contract                                         9-102
Commodity Customer                                         9-102
Commodity Intermediary                                     9-102
Deposit Account                                            9-102
Document                                                   9-102
Electronic Chattel Paper                                   9-102
Entitlement Holder                                         8-102
Entitlement Order                                          8-102
Equipment                                                  9-102
Financial Asset                                            8-102 & 103
General Intangibles                                        9-102
Instrument                                                 9-102
Inventory                                                  9-102
Investment Property                                        9-102
Letter-of-Credit Right                                     9-102
Payment Intangible                                         9-102
Record                                                     9-102

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Securities Account                                         8-501
Securities Intermediary                                    8-102
Security                                                   8-102 & 103
Security Entitlement                                       8-102
Supporting Obligations                                     9-102
Tangible Chattel Paper                                     9-102
Uncertificated Security                                    8-102

     (b) Additional Definitions. The following additional terms, as used herein, have the following meanings:

     "Article 9" means, with respect to any item of Collateral, Article 9 of the Uniform Commercial Code as in effect in the jurisdiction the laws of which apply to the creation (subject to Section 26) or perfection of the security interest in such Collateral or the rights therein from time to time.

     "Collateral" means, with respect to any Loan Party (including any Holding Company Guarantor), all the rights, title and interest of such Loan Party in (i) all Accounts, (ii) all Chattel Paper, (iii) all Deposit Accounts, (iv) all Documents, (v) all Equipment, (vi) all Farm Products, (vii) all General Intangibles (including any Equity Interests in other Persons that do not constitute Investment Property), (viii) all Instruments, (ix) all Inventory, (x) all Investment Property, (xi) all Letter-of-Credit Rights, (xii) all books and records (including customer lists, credit files, computer programs, printouts and other computer materials and records) of such Loan Party pertaining to any of its Collateral, (xiii) such Loan Party's ownership interest in (1) its Collateral Accounts, (2) all Financial Assets credited to its Collateral Accounts from time to time and all Security Entitlements in respect thereof, (3) all cash held in its Collateral Accounts from time to time and (4) all other money held from time to time held by such Loan Party; and (xiv) all Proceeds of the Collateral described in the foregoing clauses (i) through (xiii); whether now owned or hereafter acquired; provided that the "Collateral" of any Loan Party shall not include any Excluded Property of such Loan Party. When used with respect to a specific Loan Party, the term "Collateral" means all its property on which such a Lien is granted or purports to be granted.

     "Collateral Accounts" means, with respect to each Loan Party, its Letter of Credit Account.

     "Collateral Agent" means Citicorp USA, Inc., in its capacity as Collateral Agent under this Agreement and the other Security Documents.

     "Contingent Secured Obligation" means, at any time, any Secured Obligation (or portion thereof) that is contingent in nature at such time, including

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any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it, (ii) an obligation under a hedging agreement to make payments that cannot be quantified at such time, (iii) any other obligation (including any guarantee) that is contingent in nature at such time, or (iv) an obligation to provide collateral to secure any of the foregoing types of obligations.

     "Control" has the following meanings: (i) when used with respect to any Security or Security Entitlement, the meaning specified in UCC Section 8-106,
(ii) when used with respect to any Deposit Account, the meaning specified in UCC
Section 9-104, (iii) when used with respect to any Electronic Chattel Paper, the meaning specified in UCC Section 9-105, (iv) when used with respect to any Commodity Account or Commodity Contract, the meaning specified in UCC Section 9-106(b), and (v) when used with respect to any right to payment or performance by the issuer or a Nominated Person in respect of a letter of credit, the meaning specified in UCC Section 9-107.

     Controlled Securities Account" means a Securities Account that (i) is maintained in the name of a Loan Party at an office of a Securities Intermediary located in the United States and (ii) together with all Financial Assets credited thereto and all related Security Entitlements, is subject to a Securities Account Control Agreement among such Loan Party, the Collateral Agent and such Securities Intermediary.

     "Copyright License" means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials on which a Copyright is in existence or may come into existence, including any agreement identified in
Schedule 1 to any Copyright Security Agreement.

     "Copyrights" means all the following: (i) all copyrights under the laws of the United States or any other country (whether or not the underlying works of authorship have been published), all registrations and recordings thereof, all copyrightable works of authorship (whether or not published), and all applications for copyrights under the laws of the United States or any other country, including registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Copyright Security Agreement,
(ii) all renewals of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing, and (iv) all income, royalties, damages and payments now or hereafter

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due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Copyright Security Agreement" means a Copyright Security Agreement, in form and substance reasonably acceptable to the Collateral Agent, executed and delivered by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Deposit Account Control Agreement" means, with respect to any Deposit Account of any Loan Party, an agreement among such Loan Party, the Collateral Agent and the relevant Depositary Bank, set forth in an Authenticated Record,
(i) that such Depositary Bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in such Deposit Account without further consent by such Loan Party and (ii) subordinating to the relevant Transaction Lien all claims of the Depositary Bank to such Deposit Account (except its right to deduct its normal operating charges and any uncollected funds previously credited thereto).

     "Depositary Bank" means a bank at which a Controlled Deposit Account is maintained.

     "Equity Interest" means (i) in the case of a corporation, any shares of its capital stock, (ii) in the case of a limited liability company, any membership interest therein, (iii) in the case of a partnership, any partnership interest (whether general or limited) therein, (iv) in the case of any other business entity, any participation or other interest in the equity or profits thereof,
(v) any warrant, option or other right to acquire any Equity Interest described in this definition or (vi) any Security Entitlement in respect of any Equity Interest described in this definition.

     "Existing Cash Management System" means the Deposit Accounts and Security Accounts, which are used by the Loan Parties on the date hereof for the daily holding and transfer of their cash, Instruments, Investment Property and Financial Assets.

     "Existing Security and Pledge Agreement" means the Security and Pledge Agreement dated as of June 25, 2002, among each of the Loan Parties party thereto and Citicorp USA, Inc., as Collateral Agent.

     "Intellectual Property Filing" means (i) with respect to any Patent, Patent License, Trademark or Trademark License, the filing of the applicable Patent Security Agreement or Trademark Security Agreement with the United States Patent and Trademark Office, together with an appropriately completed

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recordation form, and (ii) with respect to any Copyright or Copyright
License, the filing of the applicable Copyright Security Agreement with the United States Copyright Office, together with an appropriately completed recordation form, in each case sufficient to record the Transaction Lien granted to the Collateral Agent in such Recordable Intellectual Property.

     "Intellectual Property Security Agreement" means a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.

     "Loan Party" means each "Loan Party" under the Amended and Restated DIP Credit Agreement.

     "Liquid Investment" means a Permitted Investment (other than commercial paper) that matures within 30 days after it is first included in the Collateral.

     "LLC Interest" means a membership interest or similar interest in a limited liability company.

     "Material Intellectual Property" means, with respect to any Loan Party that belongs to a Borrower Group, any Copyright License, Copyrights, Patent License, Patents, Trademark Licenses, and Trademarks that are material to the business of the Borrower Group to which such Loan Party belongs.

     "Nominated Person" means a Person whom the issuer of a letter of credit (i) designates or authorizes to pay, accept, negotiate or otherwise give value under such letter of credit and (ii) undertakes by agreement or custom and practice to reimburse.

     "Non-Contingent Secured Obligation" means at any time any Secured Obligation (or portion thereof) that is not a Contingent Secured Obligation at such time.

     "own" refers to the possession of sufficient rights in property to grant a security interest therein as contemplated by UCC Section 9-203, and "acquire" refers to the acquisition of any such rights.

     "Partnership Interest" means a partnership interest, whether general or limited.

     "Patent License" means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right with respect to any Patent or any invention now or

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hereafter in existence, whether patentable or not, whether a patent or application for patent is in existence on such invention or not, and whether a patent or application for patent on such invention may come into existence or not, including any agreement identified in Schedule 1 to any Patent Security Agreement.

     "Patents" means (i) all letters patent and design letters patent of the United States or any other country and all applications for letters patent or design letters patent of the United States or any other country, including applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Patent Security Agreement, (ii) all reissues, divisions, continuations, continuations in part, revisions and extensions of any of the foregoing, (iii) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (iv) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Patent Security Agreement" means a Patent Security Agreement, in form and substance reasonably acceptable to the Collateral Agent, executed and delivered by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Perfection Certificate" means, with respect to any Loan Party, a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules contemplated thereby to the satisfaction of the Collateral Agent, and signed by an officer of such Loan Party.

     "Permitted Liens" means (i) the Transaction Liens and (ii) any other Liens on the Collateral permitted to be created or assumed or to exist pursuant to
Section 6.01 of the Amended and Restated DIP Credit Agreement.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledged", when used in conjunction with any type of asset, means at any time an asset of such type that is included (or that creates rights that are included) in the Collateral at such time. For example, "Pledged Equity Interest" means an Equity Interest that is included in the Collateral at such time and "Pledged letter of credit" means a letter of credit that creates rights to payment or performance that are included in the Collateral at such time.

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     "Proceeds" means all proceeds of, and all other profits, products, rents or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or other realization upon, any Collateral, including all claims of the relevant Loan Party against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral.

     "Recordable Intellectual Property" means (i) Patents, (ii) Patent Licenses,
(iii) Trademarks, (iv) Trademark Licenses, (v) Copyrights and (vi) Copyright Licenses, and all rights in or under any of the foregoing.

     "Secured Agreement", when used with respect to any Secured Obligation of any Loan Party, refers collectively to each instrument, agreement or other document that sets forth obligations of such Loan Party and/or rights of the holder with respect to such Secured Obligation.

     "Secured Obligations" means (i) with respect to each Several Borrower, all Obligations of such Borrower and all Obligations of any other Loan Party which belongs to the same Borrower Group as such Several Borrower, (ii) with respect to each Joint and Several Borrower, all Obligations of such Borrower and each other Loan Party, and (iii) with respect to each Guarantor, its Guaranteed Obligations.

     "Secured Parties" means the holders from time to time of the Secured Obligations, including each Agent, each Fronting Bank and each DIP Lender.

     "Securities Account Control Agreement" means, when used with respect to a Securities Account, a Securities Account Control Agreement, in form and substance reasonably acceptable to the Collateral Agent, among the relevant Securities Intermediary, the relevant Loan Party and the Collateral Agent to the effect that such Securities Intermediary will comply with Entitlement Orders originated by the Collateral Agent with respect to such Securities Account without further consent by the relevant Loan Party.

     "Security Agreement Supplement" means a Security Agreement Supplement, substantially in the form of Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Subsidiary as a party hereto pursuant to
Section 21 and/or adding additional property to the Collateral.

     "Security Documents" means this Agreement, the Security Agreement Supplements, the Deposit Account Control Agreements, the Issuer Control Agreements, the Securities Account Control Agreements, the Intellectual Property

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Security Agreements and all other supplemental or additional security agreements, control agreements or similar instruments delivered pursuant to the Loan Documents.

     "Subsidiary" means, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

     "Supporting Letter of Credit" means a letter of credit that supports the payment or performance of one or more items included in the Collateral.

     "Trademark License" means any agreement now or hereafter in existence granting to any Loan Party, or pursuant to which any Loan Party grants to any other Person, any right to use any Trademark, including any agreement identified in Schedule 1 to any Trademark Security Agreement.

     "Trademarks" means: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, brand names, trade dress, prints and labels on which any of the foregoing have appeared or appear, package and other designs, and all other source or business identifiers, and all general intangibles of like nature, and the rights in any of the foregoing which arise under applicable law, (ii) the goodwill of the business symbolized thereby or associated with each of them,
(iii) all registrations and applications in connection therewith, including registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, including those described in Schedule 1 to any Trademark Security Agreement, (iv) all renewals of any of the foregoing, (v) all claims for, and rights to sue for, past or future infringements of any of the foregoing and (vi) all income, royalties, damages and payments now or hereafter due or payable with respect to any of the foregoing, including damages and payments for past or future infringements thereof.

     "Trademark Security Agreement" means a Trademark Security Agreement, substantially in the form of Exhibit D, executed and delivered by a Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties.

     "Transaction Liens" means the Liens granted by the Loan Parties under the Security Documents.

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     "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Transaction Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

     (c) Amended and Restated DIP Credit Agreement Defined Terms. All other defined terms used herein and not defined have the meanings assigned to such terms in the Amended and Restated DIP Credit Agreement.

     (d) Terms Generally. The definitions of terms herein (including those incorporated by reference to the UCC, the Amended and Restated DIP Credit Agreement or to another document) apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement and (e) the word "property" shall be construed to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     (e) Bankruptcy Court Approval Required. This Agreement shall be subject to the approval of the Bankruptcy Court. Upon entry of the Interim Order, such approval will have been granted.

     SECTION 2. Grant of Transaction Liens

     (a) Each Loan Party, in order to secure its Secured Obligations, grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the Collateral of such Loan Party, whether now owned or existing or

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hereafter acquired or arising and regardless of where located (in each case subject and subordinated to the Carve-Out as provided in the Orders and in the Amended and Restated DIP Credit Agreement).

     (b) With respect to each right to payment or performance included in the Collateral of any Loan Party from time to time, the Transaction Lien granted therein includes a continuing security interest in any Supporting Obligation that supports such payment or performance and any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

     (c) The Transaction Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Loan Party with respect to any of the Collateral or any transaction in connection therewith.

     (d) Each of the Secured Parties acknowledges and agrees that, with respect to any Collateral consisting of Equity Interests in (i) Century-TCI California Communications, L.P., Delaware limited partnership, (ii) Western NY Cablevision, L.P., a Delaware limited partnership and (iii) Parnassos Communications, L.P., a Delaware limited partnership (the Equity Interests described in clauses (i) through (iii), collectively, the "Partnership Equity Interests"), the right to foreclose on such Collateral is subject to the transfer restrictions contained in (1) with respect to the Equity Interests described in clause (i), the Agreement of Limited Partnership of Century-TCI California Communications, L.P. dated as of December 7, 1999 by and among Century Exchange LLC, a Delaware limited liability company and TCI California Holdings, LLC, a Colorado limited liability company, (2) with respect to the Equity Interests described in clause
(ii), the Agreement of Limited Partnership of Parnassos LP (now known as Western NY Cablevision, L.P.) dated as of January 8, 1998 among Adelphia Western New York Holdings LLC, TCI Adelphia Holdings LLC and US Tele-Media Investment Company and (3) with respect to the Equity Interests described in clause (iii), the Agreement of Limited Partnership of Parnassos Communications, L.P. dated as of December 30, 1998 among Adelphia Western New York Holdings LLC, TCI Adelphia Holdings LLC and Montgomery Cablevision, Inc., in each case as in effect on the date hereof. The provisions of the immediately preceding sentence shall not be construed to affect or limit in any manner the rights of the Secured Parties with respect to the Proceeds of any Partnership Equity Interests or any other Collateral of any Loan Party.

     SECTION 3. General Representations and Warranties Each Loan Party represents and warrants that:

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     (a) Such Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction identified as its jurisdiction of organization in its Perfection Certificate.

     (b) Each Loan Party holds all its Equity Interests in its direct Subsidiaries directly or through a Subsidiary of such Loan Party (i.e., not through a Securities Intermediary or any other Person).

     (c) All Pledged Equity Interests owned by such Loan Party are owned by it free and clear of any Lien other than (i) the Transaction Liens and (ii) any Liens permitted by clauses (a), (b) and (c) of Section 6.01 of the Amended and Restated DIP Credit Agreement, it being understood that the Transaction Liens on all Pledged Equity Interests shall have the rank and status specified in Section 2.22(a) of the Amended and Restated DIP Credit Agreement. All shares of capital stock included in such Pledged Equity Interests (including shares of capital stock in respect of which such Loan Party owns a Security Entitlement) have been duly authorized and validly issued and are fully paid and non-assessable. Except as otherwise disclosed in Schedule 3(c) hereto, none of such Pledged Equity Interests is subject to any option to purchase or similar right of any Person. Except for any such agreements existing as of the date hereof, such Loan Party is not and will not become a party to or otherwise bound by any agreement (except the Amended and Restated DIP Credit Agreement) which restricts in any manner the rights of any present or future holder of any Pledged Equity Interest with respect thereto.

     (d) Such Loan Party is the legal and beneficial owner of all its Collateral (subject to exceptions that are, in the aggregate, not material to the value of the Collateral securing such Loan Party's obligations, taken as a whole), free and clear of any Lien other than Permitted Liens.

     (e) Such Loan Party has not performed any acts that might prevent the Collateral Agent from enforcing any of the provisions of the Security Documents or that would limit the Collateral Agent in any such enforcement. Each Loan Party will deliver to the Collateral Agent in accordance with Section 5.07 of the Amended and Restated DIP Credit Agreement each of the UCC searches referred to therein. No Collateral owned by such Loan Party is in the possession or under the Control of any other Person having a claim thereto or security interest therein, other than Permitted Liens and any Deposit Accounts, Security Accounts Instruments, Investment Property and Financial Assets of each Loan Party within the Existing Cash Management System on the date hereof (it being understood that nothing in this sentence shall be construed to modify or limit the obligations of the Loan Parties under Sections 6.10 or 6.13 of the Amended and Restated DIP Credit Agreement).

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     (f) The Transaction Liens on all Collateral owned by such Loan Party following execution of this Agreement and the entry of the Interim Order, have been validly created, attach to each item of such Collateral on the first date on which both this Agreement has been executed by such Loan Party and the Interim Order has been entered (or, if such Loan Party first obtains rights thereto on a later date, on such later date), when so attached, will secure the Secured Obligations of such Loan Party, and will upon the entry of the Interim Order, have the priority described in Section 2.22(a) of the Amended and Restated DIP Credit Agreement.

     (g) The information set forth in the Perfection Certificate delivered by such Loan Party in accordance with Section 5.07 of the Amended and Restated DIP Credit Agreement will be, as of and at the time such certificate is delivered, correct and complete.

     (h) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant and pledge by such Loan Party of the security interests granted hereby, the validity and enforceability thereof or for the execution, delivery or performance of this Agreement by such Loan Party or for the perfection of the security interests or the exercise by the Collateral Agent of its rights and remedies hereunder, except for (i) the entry of the Interim Order and (ii) such notice as may be required with respect to any Collateral consisting of franchise agreements or related licenses, or pursuant to statutes or regulations applicable to the Loan Parties' industry.

        (i) All of such Loan Party's Inventory has or will have been produced in compliance with the applicable requirements of the Fair Labor Standards Act, as amended.

     (j) No Loan Party is the claimant with respect to any Commercial Tort Claims other than any Commercial Tort Claim set forth in Schedule 3(l), as such Schedule may be amended from time to time. If any Loan Party acquires a Commercial Tort Claim after the date hereof, such Grantor will promptly grant a security interest in such Commercial Tort Claim (which shall be described in an addendum to this Agreement with the specificity required to satisfy said Official Comment 5) to the Collateral Agent for the benefit of the Secured Parties.

     SECTION 4. Covenants Each Loan Party covenants as follows:

     (a) Such Loan Party authorizes the Collateral Agent to execute and file such financing statements or continuation statements without such Loan Party's signature appearing thereon. Such Loan Party agrees, to the extent permitted by law, that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Such

Loan Party constitutes the Collateral Agent its attorney-in-fact to execute and file all Intellectual Property Filings and other filings required or so requested for the foregoing purposes, and such power, being coupled with an interest, shall be irrevocable until all the Transaction Liens granted by such Loan Party terminate pursuant to Section 20.

     (b) Such Loan Party will not sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any of its Collateral; provided that such Loan Party may do any of the foregoing unless (i) doing so would violate a term in the Amended and Restated DIP Credit Agreement or (ii) an Event of Default shall have occurred and be continuing or result therefrom.

     (c) Such Loan Party will use commercially reasonable efforts to cause to be collected from its account debtors, when due, all amounts owing under its Accounts (including delinquent Accounts, with respect to which such Loan Party will use commercially reasonable efforts to collect in accordance with customary industry practices and lawful collection procedures) and will apply all amounts collected thereon, forthwith upon receipt thereof, to the outstanding balances of such Accounts. Subject to the rights of the Collateral Agent and the other Secured Parties hereunder if an Event of Default shall have occurred and be continuing, such Loan Party may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) any extension or renewal of the time or times for payment, or settlement for less than the total unpaid balance, that such Loan Party finds appropriate in accordance with sound business judgment and (ii) refunds or credits, all in the ordinary course of business and consistent with such Loan Party's historical collection practices. The costs and expenses (including attorney's fees) of collection, whether incurred by such Loan Party or the Collateral Agent, shall be paid by such Loan Party; provided however that such Loan Party shall only be liable for costs and expenses incurred by the Collateral Agent to the extent such costs and expenses were reasonable.

     (d) Each Loan Party will comply with the provisions of Section 6.13 of the Amended and Restated DIP Credit Agreement.

     (e) Without further order of the Bankruptcy Court, all pledged notes not subject to any Liens as of the date hereof (if any) which Liens have been perfected by possession, shall, to the extent the applicable Loan Party acquires or has possession thereof, be delivered within 20 days after the date of entry of the Interim Order of the Bankruptcy Court to the Collateral Agent by the applicable Loan Parties pursuant hereto indorsed to the order of the Collateral Agent, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent in its reasonable judgment. All certificates representing Pledged Equity Interests not subject to any Liens as of the date hereof

(if any) which Liens have been perfected by possession, shall, to the extent the applicable Loan Party acquires or has possession thereof, be delivered within 20 days after the date of entry of the Interim Order of the Bankruptcy Court to the Collateral Agent by the applicable Loan Parties pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, if required, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent in its reasonable judgment.

     (f) In the event that a Loan Party requires the consent of a third party to pledge hereunder any Equity Interest or Investment Property, such Loan Party shall use its commercially reasonable efforts to obtain the necessary consent to the granting of such pledge and, upon the obtaining thereof, such Equity Interest or Investment Property, as the case may be, shall constitute "Collateral" of such Loan Party hereunder and shall be subject to the Transaction Liens.

     (g) Within 30 days after the date hereof, each Loan Party will deliver to the Collateral Agent a schedule setting forth each franchise agreement constituting Collateral as to which notice of the grant of the security interests must be given.

     SECTION 5. Recordable Intellectual Property Each Loan Party covenants as follows:

     (a) At the written request of the Collateral Agent, without further order of the Bankruptcy Court, such Loan Party will sign and deliver to the Collateral Agent Intellectual Property Security Agreements with respect to all Recordable Intellectual Property then owned by it and that constitutes Material Intellectual Property. Upon the written request of the Collateral Agent, from time to time, (but in no event more often than semi-annually), without further order of the Bankruptcy Court, such Loan Party will sign and deliver to the Collateral Agent any Intellectual Property Security Agreement with respect to all Recordable Intellectual Property then owned by it and that constitutes Material Intellectual Property and that is not covered by any previous Intellectual Property Security Agreement so signed and delivered by it. In each case, without further order of the Bankruptcy Court, at the written request of the Collateral Agent, such Loan Party will promptly make all Intellectual Property Filings necessary to record the Transaction Liens on such Recordable Intellectual Property that constitutes Material Intellectual Property.

     (b) Such Loan Party will notify the Collateral Agent promptly if it knows that any application or registration relating to any Recordable Intellectual Property that constitutes Material Intellectual Property may become abandoned or dedicated to the public, or subject to any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Copyright Office, the United States Patent and
Trademark Office or any court) regarding such Loan Party's ownership of such Recordable Intellectual Property, its right to register or patent the same, or its right to keep and maintain the same. If any of such Loan Party's rights to any Recordable Intellectual Property that constitutes Material Intellectual Property are infringed, misappropriated or diluted by a third party in a manner that could reasonably be expected to have a Material Adverse Effect, such Loan Party will notify the Collateral Agent within 30 days after it learns thereof and will, unless such Loan Party shall reasonably determine that such action would be of negligible value, economic or otherwise, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as such Loan Party shall reasonably deem appropriate under the circumstances to protect such Recordable Intellectual Property.


     SECTION 6. Investment Property Each Loan Party represents, warrants and covenants as follows:

     (a) Certificated Securities. Within 45 days of the date hereof, such Loan Party will deliver to the Collateral Agent as Collateral hereunder all certificates representing Pledged Certificated Securities owned as of the date hereof by such Loan Party and not subject to any Liens as of the date hereof (if any) which Liens have been perfected by possession. Thereafter, whenever such Loan Party acquires any other certificate representing a Pledged Certificated Security, such Loan Party will immediately deliver such certificate to the Collateral Agent as Collateral hereunder.

     (b) Agreement as to Applicable Jurisdiction. In respect of all Security Entitlements owned by such Loan Party, and all Securities Accounts to which the related Financial Assets are credited, the Securities Intermediary's jurisdiction (determined as provided in UCC Section 8-110(e)) will at all times be located in the United States. In respect of all Commodity Contracts owned by such Loan Party and all Commodity Accounts in which such Commodity Contracts are carried, the Commodity Intermediary's jurisdiction (determined as provided in UCC Section 9-305 (b)) will at all times be located in the United States.

     (c) Delivery of Pledged Certificates. Any certificate representing a Pledged Certificated Security to be delivered to the Collateral Agent hereunder, when delivered to the Collateral Agent, will be in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent.

     SECTION 7. [Intentionally Deleted]

     SECTION 8. Concentration Accounts. Each Loan Party will comply with the provisions of Section 5.12 of the Amended and Restated DIP Credit Agreement.

     SECTION 9. Letter of Credit Accounts, Reduction Event Collateral Accounts, and Other Accounts. (a) If and when required for purposes of the Amended and Restated DIP Credit Agreement or this Agreement, the Collateral Agent will establish with respect to each Borrower its Letter of Credit Account and its Reduction Event Collateral Account, each in the name and under the exclusive control of the Collateral Agent, into which all amounts that are to be deposited therein by such Loan Party pursuant to the Amended and Restated DIP Credit Agreement and the Security Documents shall be deposited from time to time. Each such account will be operated as provided in this Section and Section 10.

     (b) In addition to any other amounts required to be deposited therein pursuant to any provision of the Loan Documents, the Collateral Agent shall deposit the following amounts, as and when received by it, in a separate cash collateral account of such Loan Party: each Cash Distribution required by
Section 13 to be deposited therein and each amount realized or otherwise received by the Collateral Agent with respect to assets of such Loan Party upon any exercise of remedies pursuant to any Security Document. Such cash collateral account shall be established on the first date on which any amount shall be required to be deposited therein pursuant to this subsection (b).

     (c) The Collateral Agent shall maintain such records and/or establish such sub-accounts as shall be required to enable it to identify the amounts held in each Collateral Account from time to time pursuant to subsection (b) of this Section.

     SECTION 10. Operation of Collateral Accounts and Other Accounts (a) All distributions and other amounts received with respect to assets held in any Collateral Account shall be deposited therein promptly upon receipt thereof.

     (b) Distributions and withdrawals from any deposit and other accounts (other than Collateral Accounts) maintained by any Loan Party from time to time will be subject to the provisions of the Amended and Restated DIP Credit Agreement (including without limitation Section 6.10 thereof), and subject to the rights and remedies of the Secured Parties upon the occurrence and during the continuance of an Event of Default as set forth in the Loan Documents and the Orders.

     (c) If immediately available cash on deposit in any Collateral Account is not sufficient to make any distribution or withdrawal to be made pursuant hereto, the Collateral Agent will cause to be liquidated, as promptly as practicable, such investments held in or credited to such Collateral Account as shall be required to obtain sufficient cash to make such distribution or withdrawal and, notwithstanding any other provision hereof, such distribution or withdrawal shall not be made until such liquidation has taken place.

     SECTION 11. Transfer of Record Ownership At (a) any time when an Event of Default shall have occurred and be continuing, the Collateral Agent may (and to the extent that action by it is required, the relevant Loan Party, if directed to do so by the Collateral Agent, will as promptly as practicable): (i) cause each of the Pledged Securities (or any portion thereof specified in such direction) to be (x) transferred of record into the name of the Collateral Agent or its nominee or (y) credited to the relevant Loan Party's Collateral Account; and (ii) cause the Financial Asset underlying each Pledged Security Entitlement to be credited to the relevant Loan Party's Collateral Account. Promptly upon receiving any such direction, the Collateral Agent will notify each relevant Loan Party thereof, and from time to time thereafter such Loan Party will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this subsection.

     (b) Perfection upon Transfer of Record Ownership. If and when any Pledged Security (whether certificated or uncertificated) owned by such Loan Party is transferred of record into the name of the Collateral Agent or its nominee pursuant to Section 11(a), the Transaction Lien on such Pledged Security will be perfected, subject to no prior Liens or rights of others, other than Permitted Liens and other Liens existing on the date hereof, it being understood that the Transaction Liens on such Pledged Security shall have the rank and status specified in Section 2.22(a) of the Amended and Restated DIP Credit Agreement, the Collateral Agent will have Control of such Pledged Security and the Collateral Agent will be a protected purchaser (within the meaning of UCC
Section 8-303) thereof.

     (c) Communications after Transfer of Record Ownership. The Collateral Agent will promptly give to the relevant Loan Party copies of any notices and other communications received by the Collateral Agent with respect to (i) Pledged Securities registered in the name of the Collateral Agent or its nominee and
(ii) Pledged Security Entitlements as to which the Collateral Agent or its nominee is the Entitlement Holder.

     SECTION 12. Right to Vote Securities (a) Unless an Event of Default shall have occurred and be continuing, each Loan Party will have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to any Pledged Security owned by it and the Financial Asset underlying any Pledged

Security Entitlement owned by it, and the Collateral Agent will, upon receiving a written request from such Loan Party, deliver to such Loan Party or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any such Pledged Security that is registered in the name of the Collateral Agent or its nominee or any such Pledged Security Entitlement as to which the Collateral Agent or its nominee is the Entitlement Holder, in each case as shall be specified in such request and be in form and substance satisfactory to the Collateral Agent. Unless an Event of Default shall have occurred and be continuing, the Collateral Agent will have no right to take any action which the owner of a Pledged Partnership Interest or Pledged LLC Interest is entitled to take with respect thereto, except the right to receive payments and other distributions to the extent provided herein.

     (b) If an Event of Default shall have occurred and be continuing, the Collateral Agent will have the right to the extent permitted by law (and, in the case of a Pledged Partnership Interest or Pledged LLC Interest, by the relevant partnership agreement, limited liability company agreement, operating agreement or other governing document) to vote, to give consents, ratifications and waivers and to take any other action with respect to the Pledged Investment Property, the other Pledged Equity Interests (if any) and the Financial Assets underlying the Pledged Security Entitlements, with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof, and each Loan Party will take all such action as the Collateral Agent may reasonably request from time to time to give effect to such right.

     SECTION 13. Certain Cash Distributions Distributions with respect to assets held in a Collateral Account shall be deposited and held therein, or withdrawn therefrom, as provided in Section 10.

     SECTION 14. Remedies upon Event of Default (a) If an Event of Default shall have occurred and be continuing, subject to the limitations set forth in Article 7 of the Amended and Restated DIP Credit Agreement, the Collateral Agent may exercise (or cause its sub-agents to exercise) any or all of the remedies available to it (or to such sub-agents) under the Security Documents. Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) with respect to any Collateral and, in addition, the Collateral Agent may, without being required to give any notice (except for any notice required by Section 7.01 of the Amended and Restated DIP Credit Agreement, which the Collateral Agent shall give as required thereby) and without application to or order of the Bankruptcy Court, withdraw all cash held in the Collateral Accounts and apply such cash as provided in Section 15 and, if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell, lease, license or otherwise dispose of the Collateral or any part thereof.

     (b) Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing: the Collateral Agent may license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Pledged Recordable Intellectual Property throughout the world for such term or terms, on such conditions and in such manner as the Collateral Agent shall in its sole discretion determine; provided that such licenses or sublicenses do not conflict with applicable law or any existing license; (ii) the Collateral Agent may (without assuming any obligation or liability thereunder), at any time and from time to time, in its sole and reasonable discretion, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Loan Party in, to and under any of its Pledged Recordable Intellectual Property to the extent such actions do not conflict with applicable law or the terms of such license and take or refrain from taking any action under any thereof, and each Loan Party releases the Collateral Agent and each other Secured Party from liability for, and agrees to hold the Collateral Agent and each other Secured Party free and harmless from and against any claims and expenses arising out of, any lawful action so taken or omitted to be taken with respect thereto, except for claims and expenses arising from the Collateral Agent's or such Secured Party's gross negligence or willful misconduct; and (iii) upon request by the Collateral Agent (which shall not be construed as implying any limitation on its rights or powers), each Loan Party will execute and deliver to the Collateral Agent a power of attorney, in form and substance satisfactory to the Collateral Agent, for the implementation of any sale, lease, license or other disposition of any of such Loan Party's Pledged Recordable Intellectual Property or any action related thereto that does not conflict with applicable law or any existing license. In connection with any such disposition, but subject to any confidentiality or other restrictions imposed on such Loan Party in any license or similar agreement, such Loan Party will supply to the Collateral Agent its know-how and expertise relating to the relevant intellectual property or the products or services made or rendered in connection with such intellectual property, and its customer lists and other records relating to such intellectual property and to the distribution of said products or services.

     SECTION 15. Application of Proceeds (a) If an Event of Default shall have occurred and be continuing (subject to the proviso set forth in Section 7.01 of the Amended and Restated DIP Credit Agreement), the Collateral Agent may apply any cash held in the Collateral Accounts of any Loan Party and the proceeds of any sale or other disposition of all or any part of the Collateral of any Loan Party (other than any amount of such proceeds that, upon the order of the Bankruptcy

Court, shall be required to be escrowed or otherwise set aside for the benefit of holders of claims against the relevant Loan Party other than the Secured Obligations), in the following order of priorities:

               first, to pay the reasonable expenses of such sale or other disposition, including reasonable compensation to agents of and counsel for the Collateral Agent and any other Agent, and all reasonable expenses, liabilities and advances incurred or made by the Collateral Agent in connection with the Security Documents;

               second, to pay ratably (i) the unpaid interest accrued on the Secured Obligations of such Loan Party in accordance with the provisions of the applicable Secured Agreement, as applicable, and (ii) all Fees payable under the Amended and Restated DIP Credit Agreement, until payment in full of all such interest and Fees shall have been made;

                third, to pay the unpaid principal of the Secured Obligations of such Loan Party ratably (or provide for the payment thereof pursuant to Section 15(b)), until payment in full of the principal of all Secured Obligations of such Loan Party shall have been made (or so provided for);

               fourth, to pay all other Secured Obligations of such Loan Party ratably (or provide for the payment thereof pursuant to Section 15(b)), until payment in full of all such other Secured Obligations of such Loan Party shall have been made (or so provided for);

               fifth, to pay ratably any Permitted Inter-Group Debt owed or guaranteed by such Loan Party; and

              finally, to pay to the relevant Loan Party, or as a court of competent jurisdiction may direct, any surplus then remaining from the proceeds of the Collateral owned by it;

     The Collateral Agent may make such distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. With respect to any proceeds of Collateral pledged by a Joint and Several Guarantor, the distributions described in each clause above will be allocated pro rata to all the Obligations of the Loan Parties in each Borrower Group that constitute Secured Obligations of such Joint and Several Guarantor.

     (b) If at any time any portion of any monies collected or received by the Collateral Agent would, but for the provisions of this Section 15(b), be payable pursuant to Section 15(a) in respect of a Contingent Secured Obligation, the

Collateral Agent shall not apply any monies to pay such Contingent Secured Obligation but instead shall request the holder thereof, at least 10 days before each proposed distribution hereunder, to notify the Collateral Agent as to the maximum amount of such Contingent Secured Obligation if then ascertainable (e.g., in the case of a letter of credit, the maximum amount available for subsequent drawings thereunder). If the holder of such Contingent Secured Obligation does not notify the Collateral Agent of the maximum ascertainable amount thereof at least two Business Days before such distribution, such holder will not be entitled to share in such distribution. If such holder does so notify the Collateral Agent as to the maximum ascertainable amount thereof, the Collateral Agent will allocate to such holder a portion of the monies to be distributed in such distribution, calculated as if such Contingent Secured Obligation were outstanding in such maximum ascertainable amount. However, the Collateral Agent will not apply such portion of such monies to pay such Contingent Secured Obligation, but instead will hold such monies or invest such monies in Liquid Investments. All such monies and Liquid Investments and all proceeds thereof will constitute Collateral hereunder, but will be subject to distribution in accordance with this Section 15(b) rather than Section 15(a). The Collateral Agent will hold all such monies and Liquid Investments and the net proceeds thereof in trust until all or part of such Contingent Secured Obligation becomes a Non-Contingent Secured Obligation, whereupon the Collateral Agent at the request of the relevant Secured Party will apply the amount so held in trust to pay such Non-Contingent Secured Obligation; provided that, if the other Secured Obligations theretofore paid pursuant to the same clause of
Section 15(a) (i.e., clause second or fourth) were not paid in full, the Collateral Agent will apply the amount so held in trust to pay the same percentage of such Non-Contingent Secured Obligation as the percentage of such other Secured Obligations theretofore paid pursuant to the same clause of
Section 15(a). If (i) the holder of such Contingent Secured Obligation shall advise the Collateral Agent that no portion thereof remains in the category of a Contingent Secured Obligation and (ii) the Collateral Agent still holds any amount held in trust pursuant to this Section 15(b) in respect of such Contingent Secured Obligation (after paying all amounts payable pursuant to the preceding sentence with respect to any portions thereof that became Non-Contingent Secured Obligations), such remaining amount will be applied by the Collateral Agent in the order of priorities set forth in Section 15(a).

     (c) In making the payments and allocations required by this Section, the Collateral Agent may rely upon information supplied to it pursuant to Section 19(f). All distributions made by the Collateral Agent pursuant to this Section shall be final (except in the event of manifest error) and the Collateral Agent shall have no duty to inquire as to the application by any Secured Party of any amount distributed to it. No Loan Party shall have any liability whatsoever in connection with any distribution or allocation or application of payment made under this Section 15(c).

     SECTION 16. Fees and Expenses; Indemnification Each Loan Party will forthwith upon demand pay to the Collateral Agent: (i) the amount of any taxes that the Collateral Agent may have been required to pay by reason of the Transaction Liens or to free any Collateral from any other Lien thereon, (ii) the amount of any and all reasonable out-of-pocket expenses, including transfer taxes and reasonable fees and expenses of counsel and other experts, that the Collateral Agent may incur in connection with (x) the administration or enforcement of the Security Documents, including such reasonable expenses as are incurred to preserve the value of the Collateral or the validity, perfection, rank or value of any Transaction Lien, (y) the collection, sale or other disposition of any Collateral or (z) the exercise by the Collateral Agent of any of its rights or powers under the Security Documents; (iii) the amount of any fees that the Borrower shall have agreed in writing to pay to the Collateral Agent and that shall have become due and payable in accordance with such written agreement; and (iv) the amount required to indemnify the Collateral Agent for, or hold it harmless and defend it against, any loss, liability or reasonable expense (including the reasonable fees and expenses of its counsel and any experts or sub-agents appointed by it hereunder) incurred or suffered by the Collateral Agent in connection with the Security Documents, except to the extent that such loss, liability or expense arises from the Collateral Agent's gross negligence or willful misconduct or a breach of any duty that the Collateral Agent has under this Agreement (after giving effect to Sections 18 and 19). If any transfer tax, documentary stamp tax or other tax is payable in connection with any transfer or other transaction provided for in the Security Documents, the Loan Parties will pay such tax and provide any required tax stamps to the Collateral Agent or as otherwise required by law.

     SECTION 17. Authority to Administer Collateral Each Loan Party irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of such Loan Party, any Secured Party or otherwise, for the sole use and benefit of the Secured Parties, but at such Loan Party's expense, at any time and from time to time while an Event of Default shall have occurred and be continuing, without application to or order of the Bankruptcy Court, all or any of the following powers with respect to all or any of such Loan Party's Collateral:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (c) to sell, lease, license or otherwise dispose of the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof, and

     (d) to extend the time of payment of any or all thereof and to make any allowance or other adjustment with reference thereto.

     The Collateral Agent, on its own behalf and on behalf of each Secured Party, acknowledges and agrees that in order to exercise the rights and remedies under the Loan Documents with respect to the assignment or transfer of control of any portion of the Collateral the assignment or transfer of control of which is subject to Federal, state or local laws applicable to the telecommunications or cable industry, it may be necessary to obtain the prior approval or consent of one or more Governmental Authorities. If the Collateral Agent reasonably determines that any such approval or consent is required in connection with any of the actions which may be taken by the Collateral Agent on its own behalf or on behalf of the Secured Parties in the exercise of the rights and/or remedies hereunder or under the other Loan Documents then the Loan Parties, at their sole cost and expense, agree to use their good faith efforts to secure such approval consent and to cooperate with the Collateral Agent in any action reasonably commenced by the Collateral Agent to secure such approval consent.

     SECTION 18. Limitation on Duty in Respect of Collateral Except for the exercise of reasonable care in the custody and preservation thereof, which is hereby expressly undertaken, the Collateral Agent will have no duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property.

     SECTION 19. General Provisions Concerning the Collateral Agent (a) Authority. The Collateral Agent is authorized to take such actions and to exercise such powers as are delegated to the Collateral Agent by the terms of the Security Documents, together with such actions and powers as are reasonably incidental thereto.

     (b) Rights and Powers as a Secured Party. The bank serving as the Collateral Agent shall, in its capacity as a Secured Party, have the same rights and powers as any other Secured Party and may exercise the same as though it were not the Collateral Agent. Such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any of their respective affiliates as if it were not the Collateral Agent hereunder.

     (c) Limited Duties and Responsibilities. The Collateral Agent shall not have any duties or obligations under the Security Documents except those expressly set forth therein. Without limiting the generality of the foregoing,
(a) the Collateral Agent shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing, (b) the Collateral Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Security Documents that the Collateral Agent is required in writing to exercise by the Required DIP Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.10 of the Amended and Restated DIP Credit Agreement), and (c) except as expressly set forth in the Loan Documents, the Collateral Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Loan Party that is communicated to or obtained by the bank serving as Collateral Agent or any of its affiliates in any capacity. The Collateral Agent shall not be liable for any action taken or not taken by it under this Agreement or with respect to the Collateral with the consent or at the request of the Required DIP Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.10 of the Amended and Restated DIP Credit Agreement) or in the absence of its own gross negligence or wilful misconduct. The Collateral Agent shall not be responsible for the existence, genuineness or value of any Collateral or for the validity, perfection, priority or enforceability of any Transaction Lien, whether impaired by operation of law or by reason of any action or omission to act on its part under the Security Documents. The Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until written notice thereof is given to the Collateral Agent by any Loan Party or a Secured Party, and the Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Security Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Security Document, (iv) the validity, enforceability, effectiveness or genuineness of any Security Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in any Security Document.

     (d) Authority to Rely on Certain Writings, Statements and Advice. The Collateral Agent shall be entitled to rely on, and shall not incur any liability for relying on, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Collateral Agent also may rely on any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Collateral Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the reasonable advice of any such counsel, accountant or expert.

     (e) Sub-Agents and Related Parties. The Collateral Agent may perform any of its duties and exercise any of its rights and powers through one or more sub-agents appointed by it. The Collateral Agent and any such sub-agent may perform any of its duties and exercise any of its rights and powers through its Affiliates. The exculpatory provisions of Section 18 and this Section shall apply to any such sub-agent and to the Affiliates of the Collateral Agent and any such sub-agent.

     (f) Information as to Secured Obligations and Actions by Secured Parties. For all purposes of the Security Documents, including determining the amounts of the Secured Obligations and whether a Secured Obligation is a Contingent Secured Obligation or not, or whether any action has been taken under any Secured Agreement, the Collateral Agent will be entitled to rely on information from its own records for information as to the Secured Parties, their Secured Obligations and actions taken by them, any Secured Party for information as to its Secured Obligations and actions taken by it, to the extent that the Collateral Agent has not obtained such information from the foregoing sources, and the Loan Parties, to the extent that the Collateral Agent has not obtained information from the foregoing sources.

     (g) The Collateral Agent may refuse to act on any notice, consent, direction or instruction from any Secured Parties or any agent, trustee or similar representative thereof that, in the Collateral Agent's opinion, is contrary to law or the provisions of any Security Document, may expose the Collateral Agent to liability (unless the Collateral Agent shall have been indemnified, to its reasonable satisfaction, for such liability by the Secured Parties that gave such notice, consent, direction or instruction) or is unduly prejudicial to Secured Parties not joining in such notice, consent, direction or instruction.

     (h) Resignation; Successor Collateral Agent. The Collateral Agent may resign at any time in accordance with Section 8.10 of the Amended and Restated DIP Credit Agreement.

     SECTION 20. Termination of Transaction Liens; Release of Collateral The Transaction Liens granted by each Loan Party shall terminate upon (i) the payment in full of all the Secured Obligations of such Loan Party, (ii) the termination of the Commitments and (iii) the expiration or cancellation of all Letters of Credit issued for the account of such Loan Party; provided that the Transaction Liens granted by any Several Loan Party shall terminate upon satisfaction of the Exit Conditions with respect to such Loan Party.

     (b) Concurrently with any sale, lease or other disposition by any Loan Party (except a lease or a sale or disposition to another Loan Party whose "Secured Obligations" hereunder include "Secured Obligations" of the Loan Party effecting such sale or other disposition) of the Collateral permitted by this Agreement, the Transaction Liens on the assets sold or disposed of (but not in any Proceeds arising from such sale or disposition) will cease immediately without any action by the Collateral Agent or any other Secured Party.

     (c) At any time before the Transaction Liens terminate, the Collateral Agent may release any Collateral of any Loan Party (but not all or substantially all of such Collateral) with the prior written consent of the Required DIP Lenders or release all or substantially all the Collateral of any Loan Party with the prior written consent of all the DIP Lenders. For purposes of this subsection (c), "Collateral" shall mean all the collateral securing the obligations of such Loan Party under the Loan Documents.

     (d) Upon any termination of a Transaction Lien or release of Collateral, the Collateral Agent will, at the expense of the relevant Loan Party, execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence the termination of such Transaction Lien or the release of such Collateral, as the case may be.

     SECTION 21. Additional Loan Parties Any Person may become a party hereto by signing and delivering to the Collateral Agent a Security Agreement Supplement, whereupon such Person shall become a "Loan Party" as defined herein.

     SECTION 22. Notices Each notice, request or other communication given to any party hereunder shall be in writing (which term includes facsimile or other electronic transmission) and shall be given at the address of such Loan Party specified in, and in accordance with, Section 10.01 of the Amended and Restated DIP Credit Agreement.

     SECTION 23. No Implied Waivers; Remedies Not Exclusive No failure by the Collateral Agent or any other Secured Party to exercise, and no delay in exercising and no course of dealing with respect to, any right or remedy under any Security Document shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any Secured Party of any right or remedy under any Loan Document preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies specified in the Loan Documents are cumulative and are not exclusive of any other rights or remedies provided by law.

     SECTION 24. Successors and Assigns This Agreement is for the benefit of the Collateral Agent and the Secured Parties. If all or any part of any Secured Party's interest in any Secured Obligation is assigned or otherwise transferred, the transferor's rights hereunder, to the extent applicable to the obligation so transferred, shall be automatically transferred with such obligation. This Agreement shall be binding on the Loan Parties and their respective successors and assigns.

     SECTION 25. Amendments and Waivers Neither this Agreement nor any provision hereof may be waived, amended, modified or terminated except pursuant to an agreement or agreements in writing enter into by the parties hereto, with the consent of such Lenders as are required to consent thereto under Section 10.10 of the Amended and Restated DIP Credit Agreement.

     SECTION 26. Governing Law This Agreement shall be governed by and construed in accordance with (a) the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and (b) Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has pre-empted the law of the State of New York or such other jurisdiction.

     SECTION 27. Waiver of Jury Trial EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY SECURITY DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 28. Severability If any provision of any Security Document is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of the Security Documents shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Collateral Agent and the Secured Parties in order to carry out the intentions of the parties thereto as nearly as may be possible and
(ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.

     SECTION 29. Adelphia Business Solutions, Inc. Promissory Note. Nothing in this Agreement or any other Loan Document shall be construed to prevent the Parent from entering into that certain Subordination and Intercreditor Agreement, dated as of August 9, 2002 among Beal Bank, S.S.B., a Texas state savings bank and the Parent, as previously approved by the Co-Lead Arrangers.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                         ACC CABLE COMMUNICATIONS FL-VA, LLC

                         By:   ACC Cable Holdings VA, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                              ----------------------------------------
                               Name:  Randall D. Fisher
                               Title: Vice President and Secretary



                         ACC CABLE HOLDINGS VA, INC.


                         By:  /s/ Randall D. Fisher
                              ----------------------------------------
                               Name:  Randall D. Fisher
                               Title: Vice President and Secretary



                         ACC HOLDINGS II, LLC

                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ACC INVESTMENT HOLDINGS, INC.


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President

                         ACC OPERATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ACC TELECOMMUNICATIONS
                         HOLDINGS, LLC

                         By: ACC Operations, Inc., its sole member



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ACC TELECOMMUNICATIONS LLC

                         By:  ACC Telecommunications Holdings LLC, its sole
                              member
                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ACC TELECOMMUNICATIONS OF
                         VIRGINIA LLC

                         By: ACC Telecommunications Holdings LLC, its sole
                             member
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ACC-AMN HOLDINGS, LLC

                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ADELPHIA ACQUISITION SUBSIDIARY,
                         INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA ARIZONA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ADELPHIA BLAIRSVILLE, LLC

                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLE PARTNERS, L.P.

                         By: Olympus Cable Holdings, LLC, its managing
                             general partner
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION ASSOCIATES, L.P.

                         By:  Chelsea Communications, Inc., its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION OF BOCA
                         RATON, LLC

                         By:  Adelphia Cablevision Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLEVISION OF FONTANA, LLC

                         By: Clear Cablevision, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

                         By: Clear Cablevision, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION OF THE
                         KENNEBUNKS, LLC

                         By:  Olympus Communications, L.P., its sole member
                         By:  ACC Operations, Inc., its managing general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLEVISION, LLC

                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION OF NEW YORK, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CABLEVISION OF NEWPORT
                         BEACH, LLC

                         By:  Ft. Myers Cablevision, LLC, its sole member
                         By: Ft. Myers Acquisition Limited Partnership, its sole member
                         By:  Olympus Communications, L.P., its general partner
                         By:  ACC Operations, Inc., its managing general partner



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLEVISION OF ORANGE
                         COUNTY, LLC

                         By:  Ft. Myers Cablevision, LLC, its sole member
                         By: Ft. Myers Acquisition Limited Partnership, its sole member
                         By:  Olympus Communications, L.P., its general partner
                         By:  ACC Operations, Inc., its managing general partner



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         ADELPHIA CABLEVISION OF ORANGE
                         COUNTY II, LLC

                         By:  Mickelson Media, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION OF SAN
                         BERNARDINO, LLC

                         By:  Clear Cablevision, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLEVISION OF SANTA
                         ANA, LLC

                         By:  UCA LLC, its sole member
                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CABLEVISION OF SEAL
                         BEACH, LLC

                         By:  Manchester Cablevision, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA CABLEVISION OF SIMI
                         VALLEY, LLC

                         By:  UCA LLC, its sole member
                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

                         By: Century New Mexico Cable Television Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CABLEVISION OF WEST PALM
                         BEACH IV, LLC

                         By: Sentinel Communications of Muncie, Indiana, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CABLEVISION OF WEST PALM
                         BEACH V, LLC

                         By:  Huntington CATV, Inc., its sole member



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA CALIFORNIA CABLEVISION, LLC

                         By:  Olympus Communications, L.P., its sole member
                         By:  ACC Operations, Inc., its managing general partner


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                                     Title:  President



                         ADELPHIA CENTRAL PENNSYLVANIA, LLC

                         By: National Cable Acquisition Associates, L.P., its sole member
                         By:  Olympus Communications, L.P., its general partner
                         By:  ACC Operations, Inc., its managing general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA CLEVELAND, LLC

                         By:  Adelphia of the Midwest, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA COMMUNICATIONS CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

                         By:  Adelphia Cablevision Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA COMMUNICATIONS OF
                         CALIFORNIA II, LLC

                         By:  Adelphia Cablevision Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

                         By: FrontierVision Operating Partners, L.P., its sole member
                         By:  FrontierVision Holdings, L.P., its general partner
                         By:  FrontierVision Partners, L.P., its general partner
                         By:  Adelphia GP Holdings, L.L.C., its general partner
                         By:  ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA COMMUNICATIONS
                         INTERNATIONAL, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA COMPANY OF WESTERN
                         CONNECTICUT


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA GENERAL HOLDINGS III, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA GS CABLE, LLC

                         By:   Olympus Cable Holdings, LLC, its sole member
                         By:   Olympus Subsidiary, LLC, its sole member
                         By:   Olympus Communications, L.P., its sole member
                         By:   ACC Operations, Inc., its managing general
                               partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA GP HOLDINGS, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         ADELPHIA HARBOR CENTER HOLDINGS, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA HOLDINGS 2001, LLC

                         By:   Olympus Subsidiary, LLC, its sole member
                         By:   Olympus Communications, L.P., its sole member
                         By:   ACC Operations, Inc., its managing general
                               partner



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA INTERNATIONAL II, LLC

                         By:   ACC Operations, Inc., its member
                         By:   Adelphia Communications International, Inc., its
                               member



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA INTERNATIONAL III, LLC

                         By:   ACC Operations, Inc., its member
                         By:   Adelphia Communications International, Inc., its
                               member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA OF THE MIDWEST, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA MOBILE PHONES, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA PINELLAS COUNTY, LLC

                         By: Ft. Myers Cablevision, L.L.C., its sole member
                         By: Ft. Myers Acquisition Limited Partnership, its
                             sole member
                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA PRESTIGE CABLEVISION,
                         LLC

                         By:   Century Cable Holdings, LLC, its sole member
                         By:   Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ADELPHIA TELECOMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA TELECOMMUNICATIONS OF
                         FLORIDA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         ADELPHIA WELLSVILLE, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         ADELPHIA WESTERN NEW YORK
                         HOLDINGS, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ARAHOVA COMMUNICATIONS, INC.


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President



                         ARAHOVA HOLDINGS, LLC

                         By:   Olympus Cable Holdings, LLC, its sole member
                         By:   Olympus Subsidiary, LLC, its sole member
                         By:   Olympus Communications, L.P., its sole member
                         By:   ACC Operations, Inc., its managing general
                               partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         BADGER HOLDING CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         BETTER TV, INC. OF BENNINGTON


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         BLACKSBURG/SALEM CABLEVISION,
                         INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         BRAZAS COMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         BUENAVISION
                         TELECOMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CABLE SENTRY CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CALIFORNIA AD SALES, LLC

                         By: Ft. Myers Cablevision, LLC, its sole member
                         By: Ft. Myers Acquisition Limited Partnership, its
                             sole member
                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CCC-III, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CCC-INDIANA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CCH INDIANA, L.P.

                         By:   CCC-Indiana, Inc., its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CDA CABLE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY ADVERTISING, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY ALABAMA CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY ALABAMA HOLDING CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY AUSTRALIA
                         COMMUNICATIONS CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         CENTURY BERKSHIRE CABLE CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY CABLE HOLDINGS, LLC

                         By:   Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         CENTURY CABLE HOLDING CORP.


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title:   President

                         CENTURY CABLE MANAGEMENT
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY CABLE OF SOUTHERN
                         CALIFORNIA


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY CABLEVISION HOLDINGS,
                         LLC

                          By: Olympus Communications, L.P., its sole member
                          By: ACC Operations, Inc., its managing general
                              partner



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY CAROLINA CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY COLORADO SPRINGS CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY COLORADO SPRINGS PARTNERSHIP

                         By:   Paragon Cable Television Inc., a general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY COMMUNICATIONS CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY CULLMAN CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY ENTERPRISE CABLE CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY EXCHANGE, LLC

                         By:   Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY FEDERAL, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY GRANITE CABLE
                         TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY HUNTINGTON COMPANY


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY INDIANA CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         CENTURY ISLAND ASSOCIATES, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY ISLAND CABLE TELEVISION
                         CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY INVESTMENT HOLDING
                         CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY INVESTORS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY KANSAS CABLE
                         TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY LYKENS CABLE CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY MENDOCINO CABLE
                         TELEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY MISSISSIPPI CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY MOUNTAIN CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY NEW MEXICO CABLE
                         TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY NORWICH CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY OHIO CABLE TELEVISION
                         CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY OREGON CABLE CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY PACIFIC CABLE TV, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY PROGRAMMING, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY REALTY CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY SHASTA CABLE TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY SOUTHWEST COLORADO
                         CABLE TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY-TCI CALIFORNIA
                         COMMUNICATIONS, L.P.

                          By: Century Exchange LLC, its general partner
                          By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY-TCI CALIFORNIA, L.P.

                         By: Century-TCI California Communications, L.P.,
                             its general partner
                         By: Century Exchange LLC, its general partner
                         By: Century Cable Holding Corp., its sole member


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President



                         CENTURY-TCI HOLDINGS, LLC

                         By: Century-TCI California Communications, L.P.,
                             its sole member
                         By: Century Exchange LLC, its general partner
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY TRINIDAD CABLE
                         TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY VIRGINIA CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CENTURY VOICE AND DATA
                         COMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         CENTURY WARRICK CABLE CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY WASHINGTON CABLE
                         TELEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CENTURY WYOMING CABLE
                         TELEVISION CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CHELSEA COMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CHELSEA COMMUNICATIONS, LLC

                         By: Olympus Cable Holdings, LLC, its sole member
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CHESTNUT STREET SERVICES, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CLEAR CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CMA CABLEVISION ASSOCIATES VII,
                         L.P.

                         By: Tele-Media Company of Tri-States, L.P., its
                             general partner
                         By: Tri-States, L.L.C., its general partner
                         By: Century Cable Holdings, LLC, its sole member
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CMA CABLEVISION ASSOCIATES XI,
                         LIMITED PARTNERSHIP

                         By: Tele-Media Company of Tri-States, L.P., its
                             general partner
                         By: Tri-States, L.L.C., its general partner
                         By: Century Cable Holdings, LLC, its sole member
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CORAL SECURITY, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         COWLITZ CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         CP-MDU I LLC

                         By: Adelphia California Cablevision, L.L.C., its sole
                             member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner

                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         CP-MDU II LLC

                         By: Adelphia California Cablevision, L.L.C., its sole
                             member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         E. & E. CABLE SERVICE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

                         By: Eastern Virginia Cablevision, L.P., its sole
                             member
                         By: TMC Holdings Corporation, its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         EASTERN VIRGINIA CABLEVISION, L.P.

                         By:   TMC Holdings Corporation, its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         EMPIRE SPORTS NETWORK, L.P.

                         By: Parnassos Communications, L.P., its general
                             partner
                         By: Adelphia Western New York Holdings, LLC, its
                             general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         FAE CABLE MANAGEMENT CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         FOP INDIANA, L.P.

                         By: FrontierVision Cable New England, Inc., its
                             general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         FRONTIERVISION ACCESS PARTNERS,
                         LLC

                         By: FrontierVision Operating Partners, L.P., its sole
                             member
                         By: FrontierVision Holdings, L.P., its general partner
                         By: FrontierVision Partners, L.P., its general partner
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         FRONTIERVISION CABLE NEW
                         ENGLAND, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         FRONTIERVISION CAPITAL
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         FRONTIERVISION HOLDINGS CAPITAL
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         FRONTIERVISION HOLDINGS CAPITAL
                         II CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         FRONTIERVISION HOLDINGS L.L.C.

                         By: FrontierVision Partners, L.P., its sole member
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         FRONTIERVISION HOLDINGS, L.P.

                         By: FrontierVision Partners, L.P., its general partner
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         FRONTIERVISION OPERATING
                         PARTNERS, L.L.C.

                         By: FrontierVision Holdings, L.P., its sole member
                         By: FrontierVision Partners, L.P., its general partner
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         FRONTIERVISION OPERATING PARTNERS, L.P.

                         By: FrontierVision Holdings, L.P., its general partner
                         By: FrontierVision Partners, L.P., its general partner
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President

                         FRONTIERVISION PARTNERS, L.P.
                         By: Adelphia GP Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         FT. MYERS ACQUISITION LIMITED
                         PARTNERSHIP

                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         FT. MYERS CABLEVISION, LLC

                         By: Ft. Myers Acquisition Limited Partnership, its
                             sole member
                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         GENESIS CABLE COMMUNICATIONS
                         SUBSIDIARY, L.L.C.

                         By: ACC Cable Communications FL-VA, LLC, its
                             sole member
                         By: ACC Cable Holdings VA, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         GLOBAL ACQUISITION PARTNERS, L.P.

                         By: Global Cablevision II, LLC, its general partner
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         GLOBAL CABLEVISION II, LLC

                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         THE GOLF CLUB AT WENDING CREEK
                         FARMS, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         GRAFTON CABLE COMPANY


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         GS CABLE LLC

                         By: Adelphia GS Cable, LLC, its sole member
                         By: Olympus Cable Holdings, LLC, its sole member
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         GS TELECOMMUNICATIONS, LLC

                         By: GS Cable, LLC, its sole member
                         By: Adelphia GS Cable, LLC, its sole member
                         By: Olympus Cable Holdings, LLC, its sole member
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         HARRON CABLEVISION OF NEW
                         HAMPSHIRE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         HUNTINGTON CATV, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         IMPERIAL VALLEY CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         KALAMAZOO COUNTY CABLEVISION,
                         INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         KEY BISCAYNE CABLEVISION

                         By: Adelphia Cable Partners, L.P., a general partner
                         By: Olympus Cable Holdings, LLC, its managing
                             general partner
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         KOOTENAI CABLE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         LAKE CHAMPLAIN CABLE TELEVISION
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         LEADERSHIP ACQUISITION LIMITED
                         PARTNERSHIP

                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         LOUISA CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         MANCHESTER CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MARTHA'S VINEYARD CABLEVISION,
                         L.P.

                         By: Century Cable Holdings, LLC, its general partner
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MERCURY COMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MICKELSON MEDIA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         MICKELSON MEDIA OF FLORIDA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MONUMENT COLORADO
                         CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         MOUNTAIN CABLE
                         COMMUNICATIONS CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MOUNTAIN CABLE COMPANY, L.P.

                         By: Pericles Communications Corporation, its'
                             managing general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         MONTGOMERY CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MT. LEBANON CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         MULTI-CHANNEL T.V. CABLE
                         COMPANY


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         NATIONAL CABLE ACQUISITION
                         ASSOCIATES, L.P.

                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         OLYMPUS CABLE HOLDINGS, LLC

                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President





                         OLYMPUS CAPITAL CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         OLYMPUS COMMUNICATIONS
                         HOLDINGS, L.L.C.

                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         OLYMPUS COMMUNICATIONS, L.P.

                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         OLYMPUS SUBSIDIARY, LLC

                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         OWENSBORO-BRUNSWICK, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         OWENSBORO INDIANA, L.P.

                         By: Century Granite Cable Television Corp., its
                             general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         OWENSBORO ON THE AIR, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         PAGE TIME, INC


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         PARAGON CABLE TELEVISION INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         PARAGON CABLEVISION
                         CONSTRUCTION CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         PARAGON CABLEVISION
                         MANAGEMENT CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         PARNASSOS COMMUNICATIONS, L.P.

                         By: Adelphia Western New York Holdings, LLC, its
                             general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         PARNASSOS HOLDINGS, LLC

                         By: Parnassos Communications, L.P., its sole
                             member
                         By: Adelphia Western New York Holdings, LLC, its
                             general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         PARNASSOS, L.P.

                         By: Parnassos Communications, L.P., its general
                             partner
                         By: Adelphia Western New York Holdings, LLC, its
                             general partner
                         By: ACC Operations, Inc., its sole member


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title:   President

                         PERICLES COMMUNICATIONS
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         PULLMAN TV CABLE CO., INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         RENTAVISION OF BRUNSWICK, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         RICHMOND CABLE TELEVISION
                         CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         RIGPAL COMMUNICATIONS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         ROBINSON/PLUM CABLEVISION, L.P.
                         By: Olympus Subsidiary, LLC, its general partner
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                         partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SABRES, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SCRANTON CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SENTINEL COMMUNICATIONS
                         OF MUNCIE, INDIANA, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         SOUTHEAST FLORIDA CABLE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SOUTHWEST COLORADO CABLE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SOUTHWEST VIRGINIA CABLE, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         S/T CABLE CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         STAR CABLE INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         STARPOINT, LIMITED PARTNERSHIP

                         By: West Boca Acquisition Limited Partnership, its
                             general partner
                         By: Adelphia Cable Partners, L.P., its general partner
                         By: Olympus Cable Holdings, LLC, its managing
                             general partner
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SVHH CABLE ACQUISITION, L.P.

                         By: SVHH Holdings, LLC, its general partner
                         By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         SVHH HOLDINGS, LLC

                         By:   ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

                          By: Eastern Virginia Cablevision Holdings, LLC, its
                              managing general partner
                          By: Eastern Virginia Cablevision, L.P., its sole
                              member
                          By: TMC Holdings Corporation, its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         TELE-MEDIA COMPANY OF
                         TRI-STATES L.P.

                         By: Tri-States, L.L.C., its general partner
                         By: Century Cable Holdings, LLC, its sole member
                         By: Century Cable Holding Corp., its sole member



                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         TELE-MEDIA INVESTMENT
                         PARTNERSHIP, L.P.

                         By: National Cable Acquisition Associates, L.P., a
                             general partner
                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         TELESAT ACQUISITION, LLC

                          By: Arahova Holdings, LLC, its sole member
                          By: Olympus Cable Holdings, LLC, its sole member
                          By: Olympus Subsidiary, LLC, its sole member
                          By: Olympus Communications, L.P., its sole member
                          By: ACC Operations, Inc., its managing general
                              partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         TELESTAT ACQUISITION LIMITED
                         PARTNERSHIP

                         By: Olympus Communications, L.P., its general
                             partner
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary





                         THE MAIN INTERNETWORKS, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         THE WESTOVER T.V. CABLE CO.,
                         INCORPORATED


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         THREE RIVERS CABLE ASSOCIATES,
                         L.P.

                         By: Chelsea Communications, LLC, a general partner
                         By: Olympus Cable Holdings, LLC, its sole member
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general partner

                         And By: Mt. Lebanon Cablevision, Inc., a
                                     general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         TIMOTHEOS COMMUNICATIONS, L.P.

                          By: Olympus Communications Holdings, L.L.C., its
`                             general partner
                          By: Olympus Communications, L.P., its sole member
                          By: ACC Operations, Inc., its managing general
                              partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         TMC HOLDINGS CORPORATION


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         TMC HOLDINGS, LLC

                         By: TMC Holdings Corporation, its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         TRI-STATES, L.L.C.

                         By: Century Cable Holdings, LLC, its sole member
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         UCA LLC

                         By:   ACC Operations, Inc., its sole member


                         By: /s/ Erland E. Kailbourne
                             ----------------------------------------
                              Name:  Erland E. Kailbourne
                              Title: President

                         U.S. TELE-MEDIA INVESTMENT
                         COMPANY


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         UPPER ST. CLAIR CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary


                         VALLEY VIDEO, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         VAN BUREN COUNTY CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         WARRICK CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         WARRICK INDIANA, L.P.

                         By:   CCC-III, Inc., its general partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         WELLSVILLE CABLEVISION, L.L.C.

                         By: Century Cable Holdings, LLC, its sole member
                         By: Century Cable Holding Corp., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         WEST BOCA ACQUISITION LIMITED PARTNERSHIP

                         By: Adelphia Cable Partners, L.P., its general partner
                         By: Olympus Cable Holdings, LLC, its managing
                             general partner
                         By: Olympus Subsidiary, LLC, its sole member
                         By: Olympus Communications, L.P., its sole member
                         By: ACC Operations, Inc., its managing general
                             partner


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         WESTERN NY CABLEVISION, L.P.

                          By: Adelphia Western New York Holdings, LLC, its
                              general partner
                          By: ACC Operations, Inc., its sole member


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         WESTVIEW SECURITY, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         WILDERNESS CABLE COMPANY


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary




                         YOUNG'S CABLE TV CORP.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary



                         YUMA CABLEVISION, INC.


                         By:  /s/ Randall D. Fisher
                             ----------------------------------------
                              Name:  Randall D. Fisher
                              Title: Vice President and Secretary

                         CITICORP USA, INC., as Collateral Agent



                         By: /s/ Michael M. Schadt
                             ----------------------------------------
                              Title:  Vice President